PIMCO Funds

Supplement dated January 13, 2023, to the

Statement of Additional Information (the “SAI”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO High Yield Fund and PIMCO High Yield Spectrum Fund

(each, a “Fund” and together, the “Funds”)

Effective January 11, 2023, the PIMCO High Yield Fund’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier and David Forgash.

Effective January 11, 2023, the PIMCO High Yield Spectrum Fund’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier, David Forgash and Charles Watford.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective January 11, 2023, the PIMCO High Yield Fund is jointly and primarily managed by Andrew Jessop, Sonali Pier and David Forgash and the PIMCO High Yield Spectrum Fund is jointly and primarily managed by Andrew Jessop, Sonali Pier, David Forgash and Charles Watford.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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